UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2017

JELD-WEN HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 S. Church Street, Suite 400 Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2017, immediately upon the closing of the initial public offering of common stock (the “IPO”) of JELD-WEN Holding, Inc. (the “Company”), Gregory G. Maxwell joined the board of directors of the Company. Mr. Maxwell is a Class II director with a term expiring at the annual meeting of stockholders to be held in 2019 and chairman of the Company’s Audit Committee. Biographical information for Mr. Maxwell, which is incorporated by reference herein, is set forth under the caption “Management” in the Prospectus filed by the Company pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on January 30, 2017 (the “IPO Prospectus”) which forms part of the Company’s Registration Statement on Form S-1 (File No. 333-211761), as amended (the “Registration Statement”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2017, immediately prior to the closing of the IPO, the Company filed its Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware and the Company’s Amended and Restated By-laws (the “By-laws”) became effective, each as contemplated by the Registration Statement. The Charter, among other things, provides that the Company’s authorized capital stock consists of 900,000,000 shares of common stock, par value $0.01 per share and 90,000,000 shares of preferred stock, par value $0.01 per share. The Charter is attached hereto as Exhibit 3.1, and a summary of certain provisions of the Charter is set forth under the caption “Description of Capital Stock” in the IPO Prospectus. Each is incorporated by reference herein. The By-laws are attached hereto as Exhibit 3.2, and a summary of certain provisions of the By-laws is set forth under the caption “Description of Capital Stock” in the IPO Prospectus. Each is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of the Company, dated as of February 1, 2017.

3.2	Amended and Restated Bylaws of the Company, effective as of February 1, 2017 (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2017	JELD-WEN HOLDING, INC.

	By:	/s/ Laura W. Doerre
Laura W. Doerre
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of the Company, dated as of February 1, 2017.

3.2	Amended and Restated By-laws of the Company, effective as of February 1, 2017 (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement).